AMENDMENT AGREEMENT TO SHARE PURCHASE AGREEMENT

THIS AGREEMENT is dated the 19th day of March, 2010.

BETWEEN:
NATAC BIOTECH, S.L., a Spanish corporation having an address at Calle Ana de Austria, 28660 Boadilla del Monte, Madrid, Spain

(hereinafter called "Natac")
OF THE FIRST PART
AND:
ANTONIO DELGADO ROMERO, an individual having an address at Calle Manuel de Falla 4a, 05260 Avila, Spain.

(hereinafter called "Romero")
OF THE SECOND PART
AND:
JOSE CARLOS QUINTELA FERNANDEZ, an individual having an address at Calle Tellez 28007, Madrid, Spain.
(hereinafter called "Fernandez")
OF THE THIRD PART
AND:
CALECO PHARMA CORP., a Nevada corporation having an address at Suite 410 – 103 East Holly Street, National Bank Building, Bellingham, WA 98225.

(hereinafter called "Caleco")
OF THE FOURTH PART

WHEREAS:

A.          Under the terms of a Share Purchase Agreement (the “Share Purchase Agreement”) dated February 10, 2010 among Natac, Caleco, Romero and Fernandez, (together, the “Vendors”), Caleco agreed to purchase from the Vendors an aggregate of 36 shares of the capital stock of Natac held by the Vendors (the “Natac Shares”). In consideration of the Natac Shares, Caleco agreed to issue an aggregate of 4,300,000 shares of its common stock to the Vendors on closing of the Share Purchase Agreement;

B.          Under the terms of the Share Purchase Agreement, the parties agreed to close the acquisition of the Natac Shares on March 19, 2010 (the “Closing Date”); and

C.          Natac and the Vendors have agreed to extend the Closing Date to April 19, 2010 in accordance with the terms of this Agreement.

NOW, THEREFORE, in consideration of the premises contained herein and the sum of $10.00 paid by Caleco to Natac, the receipt and sufficiency are hereby acknowledged, Natac and Caleco agree as follows:

1.	Definitions. Except as otherwise set out herein, capitalized terms used in this Agreement shall have the same meaning as specified in the Share Purchase Agreement.

2.	Amendment. Section 7.1 of the Share Purchase Agreement is replaced in its entirety with the following:

“7.1 The closing of this Agreement shall occur on a date, time and place as mutually agreed to by the parties, but in any event no later than April 19, 2010 (the “Closing Date”).”

3.	No Other Modification. The parties confirm that the terms, covenants and conditions of the Share Purchase Agreement remain unchanged and in full force and effect, except as modified by this Agreement.

4.

Independent Legal Advice. This Agreement has been prepared by O’Neill Law Group PLLC acting solely on behalf of Caleco, and Natac and the Vendors acknowledge that they have been advised to obtain independent legal advice.

5.

Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

6.	Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject hereof.

7.

Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement as of the date first written above.

NATAC BIOTECH S.L.

/s/ Lourdes Marquez
By Its Authorized Signatory

SIGNED, SEALED AND DELIVERED
BY ANTONIO DELGADO ROMERO
in the presence of:

/s/ Jose Carlos Quintela Fernandez	/s/ Antonio Delgado Romero
Signature of Witness	ANTONIO DELGADO ROMERO

Jose Carlos Quintela Fernandez
Name

SIGNED, SEALED AND DELIVERED
BY JOSE CARLOS QUINTELA FERNANDEZ
in the presence of:

/s/ Antonio Delgado Romero	/s/ Jose Carlos Quintela Fernandez
Signature of Witness	JOSE CARLOS QUINTELA FERNANDEZ

Antonio Delgado Romero
Name

CALECO PHARMA CORP.

/s/ John Boschert
By Its Authorized Signatory